                                                                       EXHIBIT 3

                           AGREEMENT REGARDING JOINT FILING

     Pursuant to Securities and Exchange Commission Regulation 240.13d-1(k)(1), the undersigned persons agree that a statement may be filed on behalf of each of the undersigned persons by CFE, Inc. with respect to the Common Stock, par value $.01 per share, and the Series C Convertible Preferred Stock, par value $.01 per share, issued by Kaynar Technologies Inc. Further, each of the undersigned agrees that CFE, Inc., by any of its duly elected officers, shall be authorized to sign from time to time on behalf of the undersigned, any amendments to this
Schedule 13D or any statements on Schedule 13G relating to Kaynar Technologies Inc. which may be necessary or appropriate from time to time.

Dated: June 26, 1998
                              CFE, INC.
                               a Delaware corporation


                              By:  /s/  Michael A. Gaudino
                                   -----------------------------------
                                   Michael A. Gaudino
                                   President

                              GENERAL ELECTRIC CAPITAL CORPORATION
                               a New York corporation


                              By:  /s/  Michael A. Gaudino
                                   -----------------------------------
                                   Michael A. Gaudino
                                   Vice President

                              GENERAL ELECTRIC CAPITAL SERVICES, INC.
                               a Delaware corporation


                              By:  /s/  Nancy E. Barton
                                   -----------------------------------
                                   Nancy E. Barton
                                   Senior Vice President

                              GENERAL ELECTRIC COMPANY
                               a New York corporation


                              By:  /s/  Michael A. Gaudino
                                   -----------------------------------
                                   Michael A. Gaudino
                                   Executive Officer

                              SCHEDULE I TO SCHEDULE 13D

                                      CFE, INC.
                           DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
                                   PRESENT                      PRESENT
        NAME                   BUSINESS ADDRESS          PRINCIPAL OCCUPATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    DIRECTORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Michael A. Gaudino    201 High Ridge Road          Director
                       Stamford, CT  06927
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    OFFICERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Michael A. Gaudino    201 High Ridge Road          President
                       Stamford, CT  06927
--------------------------------------------------------------------------------
 J. Gordon Smith       201 High Ridge Road          Vice President
                       Stamford, CT  06927
--------------------------------------------------------------------------------
 Peter C. Keenoy       201 High Ridge Road          Vice President
                       Stamford, CT  06927
--------------------------------------------------------------------------------
 Murry K. Stegelmann   201 High Ridge Road          Vice President
                       Stamford, CT  06927
--------------------------------------------------------------------------------
 Preston H. Abbott     201 High Ridge Road          Vice President and
                       Stamford, CT  06927          Secretary
--------------------------------------------------------------------------------
 Jeffrey L. Hyde       201 High Ridge Road          Vice President - Taxes
                       Stamford, CT  06927
--------------------------------------------------------------------------------
 Joseph T. Cassidy     201 High Ridge Road          Vice President - Taxes
                       Stamford, CT  06927
--------------------------------------------------------------------------------

                            SCHEDULE II TO SCHEDULE 13D

                        GENERAL ELECTRIC CAPITAL CORPORATION
                          DIRECTORS AND EXECUTIVE OFFICERS

------------------------------------------------------------------------------------------------------------------
                                              PRESENT                                    PRESENT
            NAME                          BUSINESS ADDRESS                         PRINCIPAL OCCUPATION

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                 DIRECTORS
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 Nigel D.T. Andrews            General Electric Capital Corporation      Executive Vice President
                               260 Long Ridge Road                       General Electric Capital Corporation
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 Nancy E. Barton               General Electric Capital Corporation      Senior Vice President, General Counsel
                               260 Long Ridge Road                          and Secretary
                               Stamford, CT  06927                       General Electric Capital Corporation
------------------------------------------------------------------------------------------------------------------
 James R. Bunt                 General Electric Company                  Vice President and Controller
                               3135 Easton Turnpike                      General Electric Company
                               Fairfield, CT  06431
------------------------------------------------------------------------------------------------------------------
 David M. Cote                 General Electric Appliances               President and Chief Executive Officer
                               Appliance Park                            General Electric Appliances
                               Louisville, KY  40225
------------------------------------------------------------------------------------------------------------------
 Dennis D. Dammerman           General Electric Company                  Senior Vice President - Finance
                               3135 Easton Turnpike                        and Chief Financial Officer
                               Fairfield, CT  06431                      General Electric Company
------------------------------------------------------------------------------------------------------------------
 Paolo Fresco                  General Electric Company                  Vice Chairman and Executive Officer
                               3135 Easton Turnpike                      General Electric Company
                               Fairfield, CT  06431
------------------------------------------------------------------------------------------------------------------
 Benjamin W. Heineman, Jr.     General Electric Company                  Senior Vice President, General Counsel
                               3135 Easton Turnpike                        and Secretary
                               Fairfield, CT  06431                      General Electric Company
------------------------------------------------------------------------------------------------------------------
 Jeffrey R. Immelt             General Electric Medical Systems          President and Chief Executive Officer
                               3000 N. Grandview Boulevard               General Electric Medical Systems
                               Waukesha, WI  53188
------------------------------------------------------------------------------------------------------------------
 W. James McNerney, Jr.        GE Aircraft Engines                       President and Chief Executive Officer
                               One Neumann Way                           GE Aircraft Engines
                               Cincinnati, OH  45215-6301
------------------------------------------------------------------------------------------------------------------

                            SCHEDULE II TO SCHEDULE 13D

                        GENERAL ELECTRIC CAPITAL CORPORATION
                          DIRECTORS AND EXECUTIVE OFFICERS

------------------------------------------------------------------------------------------------------------------
                                              PRESENT                                    PRESENT
            NAME                          BUSINESS ADDRESS                         PRINCIPAL OCCUPATION

------------------------------------------------------------------------------------------------------------------
 John H. Myers                 GE Investment Corporation                 Chairman and President
                               3003 Summer Street                        GE Investment Corporation
                               Stamford, CT  06904
------------------------------------------------------------------------------------------------------------------
 Robert L. Nardelli            General Electric Company                  President and Chief Executive Officer
                               One River Road                            GE Power Systems
                               Schenectady, NY  12345
------------------------------------------------------------------------------------------------------------------
 Denis J. Nayden               General Electric Capital Corporation      President and Chief Operating Officer
                               260 Long Ridge Road                       General Electric Capital Corporation
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 Michael A. Neal               General Electric Capital Corporation      Executive Vice President
                               260 Long Ridge Road                       General Electric Capital Corporation
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 James A. Parke                General Electric Capital Corporation      Senior Vice President - Finance
                               260 Long Ridge Road                       General Electric Capital Corporation
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 John M. Samuels               General Electric Company                  Vice President and Senior Counsel -
                               3135 Easton Turnpike                      Corporate Taxes
                               Fairfield, CT  06431                      General Electric Company
------------------------------------------------------------------------------------------------------------------
 Edward D. Stewart             General Electric Capital Corporation      Executive Vice President
                               1600 Summer Street                        General Electric Capital Corporation
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 John F. Welch, Jr.            General Electric Company                  Chairman and Chief Executive Officer
                               3135 Easton Turnpike                      General Electric Company
                               Fairfield, CT  06431
------------------------------------------------------------------------------------------------------------------
 Gary C. Wendt                 General Electric Capital Corporation      Chairman and Chief Executive Officer
                               260 Long Ridge Road                       General Electric Capital Corporation
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------

                            SCHEDULE II TO SCHEDULE 13D

                        GENERAL ELECTRIC CAPITAL CORPORATION
                          DIRECTORS AND EXECUTIVE OFFICERS


------------------------------------------------------------------------------------------------------------------
                                              PRESENT                                    PRESENT
            NAME                          BUSINESS ADDRESS                         PRINCIPAL OCCUPATION

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                OFFICERS
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 Gary C. Wendt                 General Electric Capital Corporation      Chairman of the Board
                               260 Long Ridge Road                       and Chief Executive Officer
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 Denis J. Nayden               General Electric Capital Corporation      President and Chief Operating Officer
                               260 Long Ridge Road
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 Nigel D. T. Andrews           General Electric Capital Corporation      Executive Vice President
                               260 Long Ridge Road
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 Michael A. Neal               General Electric Capital Corporation      Executive Vice President
                               260 Long Ridge Road
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 Edward D. Stewart             General Electric Capital Corporation      Executive Vice President
                               260 Long Ridge Road
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 Nancy E. Barton               General Electric Capital Corporation      Senior Vice President, General Counsel
                               260 Long Ridge Road                       and Secretary
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 James A. Colica               General Electric Capital Corporation      Senior Vice President
                               260 Long Ridge Road                       Global Risk Management
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 Michael D. Fraizer            General Electric Capital Corporation      Senior Vice President
                               6604 West Broad Street                    Insurance/Investment Products
                               Taylor Building
                               Richmond, VA  23230
------------------------------------------------------------------------------------------------------------------
 Robert L. Lewis               General Electric Capital Corporation      Senior Vice President
                               1600 Summer Street, 6th Floor             Structured Finance Group
                               Stamford, CT  06905
------------------------------------------------------------------------------------------------------------------

                            SCHEDULE II TO SCHEDULE 13D

                        GENERAL ELECTRIC CAPITAL CORPORATION
                          DIRECTORS AND EXECUTIVE OFFICERS


------------------------------------------------------------------------------------------------------------------
                                              PRESENT                                    PRESENT
            NAME                          BUSINESS ADDRESS                         PRINCIPAL OCCUPATION

------------------------------------------------------------------------------------------------------------------
 Christopher A.A.E. Mackenzie  General Electric Capital Corporation      Senior Vice President, Global Business
                               260 Long Ridge Road                       Development
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 James A. Parke                General Electric Capital Corporation      Senior Vice President, Finance
                               260 Long Ridge Road
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 Todd S. Thomson               General Electric Capital Corporation      Senior Vice President
                               260 Long Ridge Road                       Strategic Planning and Business Development
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 Lawrence J. Toole             General Electric Capital Corporation      Senior Vice President
                               260 Long Ridge Road                       Human Resources
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 Jeffrey S. Werner             General Electric Capital Corporation      Senior Vice President
                               201 High Ridge Road                       Corporate Treasury and Global Funding
                               Stamford, CT  06927                       Operation
------------------------------------------------------------------------------------------------------------------

                         SCHEDULE III TO SCHEDULE 13D

                    GENERAL ELECTRIC CAPITAL SERVICES, INC.
                        DIRECTORS AND EXECUTIVE OFFICERS

------------------------------------------------------------------------------------------------------------------
                                              PRESENT                                    PRESENT
            NAME                          BUSINESS ADDRESS                         PRINCIPAL OCCUPATION

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                   DIRECTORS
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 Kaj Alhmann                   Employers Reinsurance Corp.               Executive Vice President
                               5200 Metcalf                              General Electric Capital Services, Inc.
                               Overland Park, KS  66201
                                                                         President and Chief Operating Officer
                                                                         Employers Reinsurance Corp.
------------------------------------------------------------------------------------------------------------------
 Nigel D.T. Andrews            General Electric Capital Corporation      Executive Vice President
                               260 Long Ridge Road                       General Electric Capital Corporation
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 James R. Bunt                 General Electric Company                  Vice President and Comptroller
                               3135 Easton Turnpike                      General Electric Company
                               Fairfield, CT  06431
------------------------------------------------------------------------------------------------------------------
 David M. Cote                 General Electric Appliances               President and Chief Executive Officer
                               Appliance Park                            General Electric Appliances
                               Louisville, KY  40225
------------------------------------------------------------------------------------------------------------------
 Dennis D. Dammerman           General Electric Company                  Senior Vice President - Finance
                               3135 Easton Turnpike                      General Electric Company
                               Fairfield, CT  06431
------------------------------------------------------------------------------------------------------------------
 Paolo Fresco                  General Electric Company                  Vice Chairman and Executive Officer
                               3135 Easton Turnpike                      General Electric Company
                               Fairfield, CT  06431
------------------------------------------------------------------------------------------------------------------
 Benjamin W. Heineman, Jr.     General Electric Company                  Senior Vice President, General Counsel
                               3135 Easton Turnpike                        and Secretary
                               Fairfield, CT  06431                      General Electric Company
------------------------------------------------------------------------------------------------------------------
 Jeffrey R. Immelt             General Electric Medical Systems          President and Chief Executive Officer
                               3000 N. Grandview Boulevard               General Electric Medical Systems
                               Waukesha, WI  53188
------------------------------------------------------------------------------------------------------------------
 W. James McNerney, Jr.        GE Aircraft Engines                       President and Chief Executive Officer
                               One Neumann Way                           GE Aircraft Engines
                               Cincinnati, OH  45215-6301
------------------------------------------------------------------------------------------------------------------

                         SCHEDULE III TO SCHEDULE 13D

                    GENERAL ELECTRIC CAPITAL SERVICES, INC.
                        DIRECTORS AND EXECUTIVE OFFICERS

------------------------------------------------------------------------------------------------------------------
                                              PRESENT                                    PRESENT
            NAME                          BUSINESS ADDRESS                         PRINCIPAL OCCUPATION

------------------------------------------------------------------------------------------------------------------
 John H. Myers                 GE Investment Corporation                 Chairman and President
                               3003 Summer Street                        GE Investment Corporation
                               Stamford, CT  06904
------------------------------------------------------------------------------------------------------------------
 Robert L. Nardelli            General Electric Company                  President and Chief Executive Officer
                               One River Road                            GE Power Systems
                               Schenectady, NY  12345
------------------------------------------------------------------------------------------------------------------
 Denis J. Nayden               General Electric Capital Corporation      President and Chief Operating Officer
                               260 Long Ridge Road                       General Electric Capital Corporation
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 Michael A. Neal               General Electric Capital Corporation      Executive Vice President
                               260 Long Ridge Road                       General Electric Capital Corporation
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 John M. Samuels               General Electric Company                  Vice President and Senior Counsel
                               3135 Easton Turnpike                      Corporate Taxes
                               Fairfield, CT  06431                      General Electric Company
------------------------------------------------------------------------------------------------------------------
 Edward D. Stewart             General Electric Capital Corporation      Executive Vice President
                               260 Long Ridge Road                       General Electric Capital Corporation
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 John F. Welch, Jr.            General Electric Company                  Chairman and Chief Executive Officer
                               3135 Easton Turnpike                      General Electric Company
                               Fairfield, CT  06431
------------------------------------------------------------------------------------------------------------------
 Gary C. Wendt                 General Electric Capital Services, Inc.   Chairman of the Board, President and
                               260 Long Ridge Road                       Chief Executive Officer
                               Stamford, CT  06927                       General Electric Capital Services, Inc.
------------------------------------------------------------------------------------------------------------------

                         SCHEDULE III TO SCHEDULE 13D

                    GENERAL ELECTRIC CAPITAL SERVICES, INC.
                        DIRECTORS AND EXECUTIVE OFFICERS

------------------------------------------------------------------------------------------------------------------
                                              PRESENT                                    PRESENT
            NAME                          BUSINESS ADDRESS                         PRINCIPAL OCCUPATION

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                 OFFICERS
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 Gary C. Wendt                 General Electric Capital Services, Inc.   Chairman, President and Chief Executive
                               260 Long Ridge Road                       Officer
                               Stamford, CT  06927                       General Electric Capital Services, Inc.
------------------------------------------------------------------------------------------------------------------
 Kaj Ahlmann                   Employers Reinsurance Corp.               Executive Vice President
                               5200 Metcalf                              General Electric Capital Services, Inc.
                               Overland Park, KS  66201
                                                                         President and Chief Operating Officer
                                                                         Employers Reinsurance Corp.
------------------------------------------------------------------------------------------------------------------
 Nigel D.T. Andrews            General Electric Capital Corporation      Executive Vice President
                               260 Long Ridge Road                       See Schedule II
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 Denis J. Nayden               General Electric Capital Corporation      President and Chief Operating Officer
                               260 Long Ridge Road                       See Schedule II
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 Michael A. Neal               General Electric Capital Corporation      Executive Vice President
                               260 Long Ridge Road                       See Schedule II
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 Edward D. Stewart             General Electric Capital Corporation      Executive Vice President
                               260 Long Ridge Road                       See Schedule II
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 Nancy E. Barton               General Electric Capital Corporation      Senior Vice President, General Counsel and
                               260 Long Ridge Road                       Secretary
                               Stamford, CT  06927                       See Schedule II
------------------------------------------------------------------------------------------------------------------
 James A. Parke                General Electric Capital Corporation      Senior Vice President, Finance
                               260 Long Ridge Road                       See Schedule II
                               Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------
 Lawrence J. Toole             General Electric Capital Corporation      Senior Vice President
                               260 Long Ridge Road                       Human Resources
                               Stamford, CT  06927                       See Schedule II
------------------------------------------------------------------------------------------------------------------

                         SCHEDULE III TO SCHEDULE 13D

                    GENERAL ELECTRIC CAPITAL SERVICES, INC.
                        DIRECTORS AND EXECUTIVE OFFICERS

------------------------------------------------------------------------------------------------------------------
                                              PRESENT                                    PRESENT
            NAME                          BUSINESS ADDRESS                         PRINCIPAL OCCUPATION

------------------------------------------------------------------------------------------------------------------
 Jeffrey S. Werner             General Electric Capital Corporation      Senior Vice President, Corporate Treasury and
                               201 High Ridge Road                       Global Funding Operation
                               Stamford, CT  06927                       See Schedule II
------------------------------------------------------------------------------------------------------------------

                           SCHEDULE IV TO SCHEDULE 13D

                            GENERAL ELECTRIC COMPANY
                         DIRECTORS AND EXECUTIVE OFFICERS

------------------------------------------------------------------------------------------------------------------
                                              PRESENT                                    PRESENT
            NAME                          BUSINESS ADDRESS                         PRINCIPAL OCCUPATION

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                 DIRECTORS
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 D.W. Calloway                 Pepsico, Inc.                             Retired Director and
                               700 Anderson Hill Road                      Chairman of the Board
                               Purchase, NY  10577                       Pepsico, Inc.
------------------------------------------------------------------------------------------------------------------
 J.I. Cash, Jr.                Harvard Business School                   Professor of Business
                               Baker Library 187                         Administration - Graduate School of
                               Soldiers Field                            Business Administration
                               Boston, MA  02163                         Harvard University
------------------------------------------------------------------------------------------------------------------
 S.S. Cathcart                 222 Wisconsin Avenue                      Director and Retired Chairman
                               Suite 103                                 Illinois Tool Works
                               Lake Forest, IL  60045
------------------------------------------------------------------------------------------------------------------
 D.D. Dammerman                General Electric Company                  Senior Vice President - Finance
                               3135 Easton Turnpike                      General Electric Company
                               Fairfield, CT  06431
------------------------------------------------------------------------------------------------------------------
 P. Fresco                     General Electric Company (U.S.A.)         Vice Chairman of the Board and
                               3 Shortlands,                             Executive Officer
                               Hammersmith                               General Electric Company
                               London, W6 SBX,
                               England
------------------------------------------------------------------------------------------------------------------
 C.X. Gonzalez                 Kimberly-Clark de Mexico,                 Chairman of the Board and
                                 S.A. de C. V.                             Chief Executive Officer
                               Jose Luis Lagrange                        Kimberly-Clark de Mexico
                               103, Tercero Piso                           S.A. de C.V.
                               Colonia Los Morales
                               Mexico, D.F. 11510,
                               Mexico
------------------------------------------------------------------------------------------------------------------
 G.G. Michelson                Federated Department Stores               Former Member of the
                               151 West 34th Street                         Board of Directors
                               New York, NY  10001                       Federated Department Stores
------------------------------------------------------------------------------------------------------------------

                           SCHEDULE IV TO SCHEDULE 13D

                            GENERAL ELECTRIC COMPANY
                         DIRECTORS AND EXECUTIVE OFFICERS

------------------------------------------------------------------------------------------------------------------
                                              PRESENT                                    PRESENT
            NAME                          BUSINESS ADDRESS                         PRINCIPAL OCCUPATION

------------------------------------------------------------------------------------------------------------------
 E.F. Murphy                   General Electric Company                  Vice Chairman of the Board and
                               3135 Easton Turnpike                         Executive Officer
                               Fairfield, CT  06431                      General Electric Company
------------------------------------------------------------------------------------------------------------------
 S. Nunn                       King & Spalding                           Partner, King & Spalding
                               191 Peachtree Street, N.E.
                               Atlanta, GA  30303
------------------------------------------------------------------------------------------------------------------
 J.D. Opie                     General Electric Company                  Vice Chairman of the Board
                               3135 Easton Turnpike                         and Executive Officer
                               Fairfield, CT  06431                      General Electric Company
------------------------------------------------------------------------------------------------------------------
 R.S. Penske                   Penske Corporation                        Chairman of the Board and President
                               13400 Outer Drive, West                   Penske Corporation
                               Detroit, MI  48239-4001
------------------------------------------------------------------------------------------------------------------
 F.H.T. Rhodes                 Cornell University                        President Emeritus
                               3104 Snee Building                        Cornell University
                               Ithaca, NY  14853
------------------------------------------------------------------------------------------------------------------
 A.C. Sigler                   Champion International Corporation        Retired Chairman of the Board, Chief
                               1 Champion Plaza                            Executive Officer and Former Director
                               Stamford, CT  06921                       Champion International Corporation
------------------------------------------------------------------------------------------------------------------
 D.A. Warner III               J.P. Morgan & Co., Inc. and               Chairman of the Board, President, and
                                 Guaranty Trust Co.                      Chief Executive Officer
                               60 Wall Street                            J.P. Morgan & Co. Incorporated and
                               New York, NY  10260                       Morgan Guaranty Trust Company
------------------------------------------------------------------------------------------------------------------
 J.F. Welch, Jr.               General Electric Company                  Chairman of the Board and Chief Executive
                               3135 Easton Turnpike                      Officer
                               Fairfield, CT  06431
------------------------------------------------------------------------------------------------------------------

                           SCHEDULE IV TO SCHEDULE 13D

                            GENERAL ELECTRIC COMPANY
                         DIRECTORS AND EXECUTIVE OFFICERS

------------------------------------------------------------------------------------------------------------------
                                              PRESENT                                    PRESENT
            NAME                          BUSINESS ADDRESS                         PRINCIPAL OCCUPATION

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                           EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 J.F. Welch, Jr.               General Electric Company                  Chairman of the Board and
                               3135 Easton Turnpike                      Chief Executive officer
                               Fairfield, CT  06431
------------------------------------------------------------------------------------------------------------------
 P. Fresco                     General Electric Company (U.S.A.)         Vice Chairman of the Board
                               3 Shortlands,                             and Executive Officer
                               Hammersmith
                               London, W6 SBX,
                               England
------------------------------------------------------------------------------------------------------------------
 P.D. Ameen                    General Electric Company                  Vice President and Comptroller
                               3135 Easton Turnpike
                               Fairfield, CT  06431
------------------------------------------------------------------------------------------------------------------
 J.R. Bunt                     General Electric Company                  Vice President and Treasurer
                               3135 Easton Turnpike
                               Fairfield, CT  06431
------------------------------------------------------------------------------------------------------------------
 D.L. Calhoun                  General Electric Company                  Senior Vice President
                               Nela Park                                 GE Lighting
                               Cleveland, OH  44122
------------------------------------------------------------------------------------------------------------------
 W.J. Conaty                   General Electric Company                  Senior Vice President
                               3135 Easton Turnpike                      Human Resources
                               Fairfield, CT  06431
------------------------------------------------------------------------------------------------------------------
 D.M. Cote                     General Electric Company                  Senior Vice President
                               3135 Easton Turnpike                      GE Appliances
                               Fairfield, CT  06431
------------------------------------------------------------------------------------------------------------------
 D.D. Dammerman                General Electric Company                  Senior Vice President - Finance
                               3135 Easton Turnpike
                               Fairfield, CT  06431

------------------------------------------------------------------------------------------------------------------
 L.S. Edelheit                 General Electric Company                  Senior Vice President
                               P. O. Box 8                               Corporate Research and Development
                               Schenectady, NY  12301
------------------------------------------------------------------------------------------------------------------

                           SCHEDULE IV TO SCHEDULE 13D

                            GENERAL ELECTRIC COMPANY
                         DIRECTORS AND EXECUTIVE OFFICERS

------------------------------------------------------------------------------------------------------------------
                                              PRESENT                                    PRESENT
            NAME                          BUSINESS ADDRESS                         PRINCIPAL OCCUPATION

------------------------------------------------------------------------------------------------------------------
 B.W. Heineman, Jr.            General Electric Company                  Senior Vice President, General Counsel and
                               3135 Easton Turnpike                      Secretary
                               Fairfield, CT  06431
------------------------------------------------------------------------------------------------------------------
 J.R. Immelt                   General Electric Company                  Senior Vice President
                               P. O. Box 414                             GE Medical Systems
                               Milwaukee, WI  53201
------------------------------------------------------------------------------------------------------------------
 G.S. Malm                     General Electric Company                  Senior Vice President
                               3135 Easton Turnpike                      Asia
                               Fairfield, CT  06431
------------------------------------------------------------------------------------------------------------------
 W.J. McNerney, Jr.            General Electric Company                  Senior Vice president
                               One Neumann Way                           GE Aircraft Engines
                               Cincinnati, OH  05215
------------------------------------------------------------------------------------------------------------------
 E.F. Murphy                   General Electric Company                  Vice Chairman of the Board
                               3135 Easton Turnpike                      and Executive Officer
                               Fairfield, CT  06431
------------------------------------------------------------------------------------------------------------------
 R.L. Nardelli                 General Electric Company                  Senior Vice President
                               1 River Road                              GE Power Systems
                               Schenectady, NY  12345
------------------------------------------------------------------------------------------------------------------
 R.W. Nelson                   General Electric Company                  Vice President
                               3135 Easton Turnpike                      Corporate Financial Planning
                               Fairfield, CT  06431                        and Analysis
------------------------------------------------------------------------------------------------------------------
 J.D. Opie                     General Electric Company                  Vice Chairman of the Board
                               3135 Easton Turnpike                      and Executive Officer
                               Fairfield, CT  06431
------------------------------------------------------------------------------------------------------------------
 G.M. Reiner                   General Electric Company                  Senior Vice President,
                               3135 Easton Turnpike                      Chief Information Officer
                               Fairfield, CT  06431
------------------------------------------------------------------------------------------------------------------
 J.G. Rice                     General Electric Company                  Vice President,
                               2901 East Lake Road                       GE Transportation Systems
                               Erie, PA 16531
------------------------------------------------------------------------------------------------------------------

                           SCHEDULE IV TO SCHEDULE 13D

                            GENERAL ELECTRIC COMPANY
                         DIRECTORS AND EXECUTIVE OFFICERS

------------------------------------------------------------------------------------------------------------------
                                              PRESENT                                    PRESENT
            NAME                          BUSINESS ADDRESS                         PRINCIPAL OCCUPATION

------------------------------------------------------------------------------------------------------------------
 G.L. Rogers                   General Electric Company                  Senior Vice President
                               1 Plastics Avenue                         GE Plastics
                               Pittsfield, MA  01201
------------------------------------------------------------------------------------------------------------------
 J.W. Rogers                   General Electric Company                  Vice President
                               1635 Broadway                             GE Motors
                               Fort Wayne, IN  46801
------------------------------------------------------------------------------------------------------------------
 L.G. Trotter                  General Electric Company                  Vice President
                               41 Woodward Avenue                        GE Electrical Distribution and Control
                               Plainville, CT  06062
------------------------------------------------------------------------------------------------------------------